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                                                                EXHIBIT 10.17(b)

                          AMENDMENT NO. 1 TO TERM NOTE

      THIS AMENDMENT NO. 1 TO TERM NOTE (this "AMENDMENT"), dated as of the 27th day of March, 2002, made by and between

      FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "LENDER"); and

      CHAUTAUQUA AIRLINES, INC., a New York corporation ( the "BORROWER"),

      to the $5,400,000 Secured Promissory Note, dated December 9, 1998 (as amended, modified, restated or supplemented from time to time, the "TERM NOTE").

                                    RECITALS

      A. The Borrower has issued to the Lender the Term Note pursuant to that certain Loan and Security Agreement, dated December 9, 1998 (as amended, modified, restated or supplemented from time to time, the "LOAN AGREEMENT"), between the Borrower and the Lender evidencing the Term Loan.

      B. The Borrower and the Lender are mutually desirous of changing the amount of the principal payments and the scheduled maturity date of the Term Note.

      C. To accomplish the foregoing, the Borrower and the Lender have agreed to enter into this Amendment.

      NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. CAPITALIZED TERMS. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

      2. AMENDMENT TO TERM NOTE. The Term Note is amended by deleting paragraphs
(b) and (c) on page 2 thereof in its entirety and by substituting in lieu thereof the following:

            "(b) Principal shall be due and payable monthly commencing on the first day of the month following the date hereof, and continuing on the first day of each month thereafter to and including February 1, 2002, with the amount of each such principal installment to be as follows:



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


                  Installment Date                          Amount
                  ----------------                          ------

            January 1, 1999 through and including
            March 1, 2002                                   $56,250

            April 1, 2002 through and including
            February 1, 2005                                $89,063

            (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on March 1, 2005."

      3. REFERENCE TO THE TERM NOTE. All references to the Term Note contained in the Loan Agreement, the Term Note or any of the other Loan Documents shall hereafter mean and refer to the Term Note, as amended by this Amendment.

      4. EFFECT OF AMENDMENT. Except as herein expressly amended, the Term Note, and each and every term and provision thereof, shall remain in full force and effect.

      5. GOVERNING LAW. This Amendment shall be construed, interpreted and enforced in accordance with the laws of the State of North Carolina.

      6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

      7. HEADINGS. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

      8. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND THE LENDER EACH WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE TERM NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS.

                       [Signatures Begin on the Next Page]



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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

                              BORROWER:

                              CHAUTAUQUA AIRLINES, INC

                              By: /s/ Robert H. Cooper
                                 ------------------------------------------
                              Title: Executive Vice President and CFO
                                    ---------------------------------------


                              LENDER:

                              FLEET CAPITAL CORPORATION

                              By: /s/ W. Reed Paden
                                 ------------------------------------------
                              Title: Vice President
                                    ---------------------------------------







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